EXHIBIT 3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

            In connection with the accompanying Annual Report on Form 11-K of The PG&E Corporation Retirement Savings Plan (the Plan) for the period ended December 31, 2002, I, Bruce R. Worthington, Chairman of the PG&E Corporation Employee Benefit Committee, which is authorized to oversee administration and financial management of the Plan, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Annual Report on Form 11-K for the period ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)

the information contained in such Annual Report on Form 11-K for the period ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/S/ BRUCE R. WORTHINGTON

BRUCE R. WORTHINGTON Chairman PG&E Corporation Employee Benefit Committee

June 27, 2003

A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

            In connection with the accompanying Annual Report on Form 11-K of The PG&E Corporation Retirement Savings Plan for Union-Represented Employees (the Plan) for the period ended December 31, 2002, I, Bruce R. Worthington, Chairman of the PG&E Corporation Employee Benefit Committee, which is authorized to oversee administration and financial management of the Plan, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Annual Report on Form 11-K for the period ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)

the information contained in such Annual Report on Form 11-K for the period ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/S/ BRUCE R. WORTHINGTON

BRUCE R. WORTHINGTON Chairman PG&E Corporation Employee Benefit Committee

June 27, 2003

A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.